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                                                                   EXHIBIT 10(a)

                                   ABLEST INC.

                    INDEPENDENT DIRECTORS' STOCK OPTION PLAN

1.       TITLE AND PURPOSE.
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         The Plan shall be known as the Ablest Inc. Independent Directors' Stock
Option Plan (the "Plan"). The purpose of the Plan is to strengthen the alignment of interests between the independent directors (the "Independent Directors" or individually an "Independent Director") and the shareholders of Ablest Inc. (the "Company") through the increased ownership by the Independent Directors of the Company's common stock.

2.       ADMINISTRATION AND CONSTRUCTION OF PLAN.
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         The Plan shall be administered by the Board of Directors of the
Company. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable law by the Board of Directors.

3.       NUMBER OF SHARES AVAILABLE.
         ---------------------------

         The total number of shares of common stock of the Company that may be made subject to options awarded under the Plan shall be 100,000.

4.       LIMITATION ON AMENDMENTS TO THE PLAN.
         -------------------------------------

         The Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, as amended, or the rules under either of the foregoing acts.

5.       PARTICIPATION.
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         For purposes of this Plan, an Independent Director shall be defined as any director of the Company who is not an officer or employee of the Company at the time of his or her election as a director.

6.       NONQUALIFIED OPTIONS.
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         Effective with his or her election on May 16, 2000, each Independent
Director shall receive an option to purchase 6,000 shares of common stock. Any person who is elected by the directors or the shareholders to the Board after May 16, 2000, who was not an Independent Director on May 16, 2000, and who qualifies as an Independent Director, shall receive an option to purchase 6000 shares of common stock on the date of his or her election. Each Independent Director shall receive an option to purchase an additional 1,500 shares of common stock each time he or she is re-elected to the Board of Directors.

         All options granted under the Plan shall be subject to the following terms and conditions.

         A.       Price.
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                  The price per share deliverable upon the exercise of each
option ("exercise price") shall be equal to 100% of the Fair Market Value of the shares on the date the option is granted.

                  The Fair Market Value of a share of common stock of the Company shall mean, with respect to the date in question, the average of the highest and lowest officially-quoted selling prices on the Nasdaq/American Stock Exchange.



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         B        Cash Exercise.
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                  Options may be exercised in whole or in part upon payment in cash of the exercise price of the shares to be acquired.

         C.       Cashless Exercise.
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                  Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the option, provided that within five business days of the delivery of such notice the funds to pay for exercise of the option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the shares underlying the option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within five business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of shares underlying the option that have been sold by such broker for the optionee.

         D.       Vesting; Term; Minimum Exercise.
                  --------------------------------

                  Each initial stock option for 6000 shares shall become exercisable in three equal annual installments on the first, second, and third anniversaries of the grant thereof.

                  All other stock options granted hereunder will become exercisable on the first anniversary of the grant thereof.

                  The term of each option granted hereunder shall be ten years from the date it is granted.

                  Shares may be purchased in whole or in part at any time after an option becomes exercisable, subject to a minimum exercise of 100 shares.

                  Prior to the exercise of an option and issuance of the stock purchased upon such exercise, the optionee shall have no rights to any dividends or be entitled to any voting rights on any stock represented by such option.

7.       DEATH; DISABILITY; CESSATION OF SERVICE; CHANGE IN CONTROL.
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         A.       Death or Disability.
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                  If an Independent Director dies or becomes permanently and totally disabled (as defined in Section 72(m)(7) of the Code), each of his or her options will become fully vested and will be exercisable until its expiration date.

         B.       Retirement.
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                  If an Independent Director retires from the Board of Directors of the Company in accordance with the policies and practices thereof, each of his or her options will become fully vested and will be exercisable until its expiration date.

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         C.       Cessation of Service.
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                  If an Independent Director ceases to be a director of the
Company as a result of his or her voluntary resignation or as a result of his or her removal as a director the shareholders of the Company for cause as permitted under the Delaware General Corporation Law, all of his or her options that are not vested prior to such cessation or removal shall be forfeited.

                  If an Independent Director ceases to be a director of the Company as the result of his or her removal by the shareholders of the Company without cause, each of his or her options will become fully vested and will be exercisable until its expiration date.

         D.       Change in Control.
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                  If there is Change in Control of the Company, each option
granted hereunder to an Independent Director shall become fully vested and exercisable as of the date of the Change In Control.

                  "Change in Control" shall mean any of the following events:

                           (i) any "person" (as defined in section 3(a)(9) of
the Securities Exchange Act of 1934, as amended (the "Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Act), except (A) Clydis D. Heist and her lineal descendants and any trust for the benefit of her lineal descendants (collectively, the "Heist Family") and (B) any trustee or fiduciary of any Company benefit plan, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of securities of the Company having at least [25%] of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of securities directly from the Company) but only if at the time of such person's becoming the beneficial owner of such voting power, the Heist Family no longer holds a majority of the outstanding shares of the Company's common stock; or

                           (ii) the shareholders of the Company shall approve
any merger or other business combination of the Company, any sale of all or substantially all of the Company's assets in one or a series of related transactions or any combination of the foregoing transactions (the "TRANSACTIONS"), other than a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction own greater than 50% of the voting securities of the surviving company (or its parent) (or, in a sale of assets, of the purchaser of the assets) immediately following the Transaction; or

                           (iii) within any 24 month period, the persons who
were directors immediately before the beginning of such period (the "DISINTERESTED DIRECTORS") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be a Disinterested Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Disinterested Directors (so long as such director was not nominated by a person who has entered into an agreement, or threatened, to effect a Change of Control).

8.       WITHHOLDING OF TAXES.
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         The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for shares issued hereunder, that the grantee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of shares. The Company, in its sole discretion, may permit participants to pay such taxes through the withholding of shares otherwise deliverable to such participant in connection with such grant or the delivery to the Company of shares otherwise acquired by the

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Independent Director. The Fair Market Value of shares withheld by the Company or tendered to the Company for the satisfaction of tax withholding obligations under this section shall be determined on the date such shares are withheld or tendered. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of shares under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes, provided that the Company shall not sell any such shares if such sale would be considered a sale by such grantee for purposed of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

         An Independent Director may elect to (i) have shares withheld from a grant or an award made under the Plan or tender shares to the Company in order to satisfy the tax withholding consequences of a grant or an award made under the Plan, only during the period beginning on the third business day following the date on which the Company releases the financial information specified in 17 C.F.R. Section 240.16b-3 (e) (1) (ii) and ending on the twelfth business day following such date.

         Notwithstanding the foregoing, an Independent Director may elect to have shares withheld on exercise of an option granted under the Plan in order to satisfy tax withholding consequences thereof by providing the Company with a written election to so withhold at least six months in advance of the withholding of shares otherwise issuable upon exercise of such option.

9.       WRITTEN AGREEMENT.
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         Each Independent Director to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Company.

10.      TRANSFERABILITY.
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         No option granted under the Plan shall be transferable by an
Independent Director otherwise than as follows: (i) by will or the laws of descent, (ii) by gift or contribution to a Permitted Transferee, or (iii) by distribution pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. A "Permitted Transferee" means any one or more members of the Independent Director's family, any one or more trusts for the benefit of one or more members of his or her family, or any partnership of members of his or her family. Permitted Transferees and other transferees of options shall be subject to all restrictions, terms and conditions applicable to such option prior to its transfer, except that the option shall not be further transferable during the lifetime of the Permitted Transferee. An option may be exercised only by the optionee or the optionee's guardian, legal representative or Permitted Transferee.

11.      ADJUSTMENTS.
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         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Company shall make such adjustments as it deems appropriate in the number and kind of shares reserved for issuance under the Plan, in the number and kind of shares covered by outstanding options granted under the Plan, and in the exercise price of outstanding options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all stock option awards that were granted hereunder and that are outstanding on the date of such event shall be assumed by the surviving or continuing corporation.

12.      LISTING AND REGISTRATION.
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         If the Company determines that the listing, registration, or qualification upon any securities exchange or under any law of shares subject to any option granted under the Plan is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such option may be

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exercised in whole or in part, or no shares issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

13.      DURATION OF PLAN.
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         This Plan shall become effective as of May 16, 2000 and will terminate at 5:00 p.m., Eastern Time, on May 15, 2010, but no such termination shall affect the prior rights under this Plan of the Company or of any Independent Director who has received an option hereunder.